Exhibit 99.1

Investor Contact: Michael J. Zimmerman, Investor Relations, (414) 347-6596, mike—zimmerman@mgic.com
Media Contact: Katie Monfre, Corporate Communications, (414) 347-2650, katie—monfre@mgic.com

MGIC Investment Corporation
Reports Third Quarter 2012 Results

MILWAUKEE (November 9, 2012) — MGIC Investment Corporation (NYSE:MTG) today reported a net loss for the quarter ended September 30, 2012 of $246.9 million, compared with a net loss of $165.2 million for the same quarter a year ago. Diluted loss per share was $1.22 for the quarter ending September 30, 2012, compared to diluted loss per share of $0.82 for the same quarter a year ago. The net loss for the first nine months of 2012 was $540.4 million compared with a net loss of $350.6 million for the same period last year.

Total revenues for the third quarter were $306.2 million, compared with $337.2 million in the third quarter last year. Net premiums written for the quarter were $263.5 million, compared with $255.7 million for the same period last year. Realized gains in the third quarter of 2012 were $6.2 million compared to $11.4 million for the same period last year.

New insurance written in the third quarter was $7.0 billion, compared to $3.9 billion in the third quarter of 2011. In addition, the Home Affordable Refinance Program accounted for $3.7 billion of insurance that is not included in the new insurance written total due to these transactions being treated as a modification of the coverage on existing insurance in force compared to $0.6 billion in the third quarter of 2011. New insurance written for the first nine months of 2012 was $17.1 billion compared to $10.0 billion for the same period last year. HARP activity for the first nine months of 2012 totaled $7.7 billion compared to $2.1 billion in the first nine months of 2011. Persistency, or the percentage of insurance remaining in force from one year prior, was 80.2 percent at September 30, 2012, compared with 82.9 percent at December 31, 2011, and 83.7 percent at September 30, 2011.

As of September 30, 2012, MGIC’s primary insurance in force was $164.9 billion, compared with $172.9 billion at December 31, 2011, and $179.0 billion at September 30, 2011. The fair value of MGIC Investment Corporation’s investment portfolio, cash and cash equivalents was $5.7 billion at September 30, 2012, compared with $6.8 billion at December 31, 2011, and $7.3 billion at September 30, 2011.

At September 30, 2012, the percentage of loans that were delinquent, excluding bulk loans, was 12.34 percent, compared with 13.79 percent at December 31, 2011, and 13.49 percent at September 30, 2011. Including bulk loans, the percentage of loans that were delinquent at September 30, 2012 was 14.51 percent, compared to 16.11 percent at December 31, 2011, and 15.85 percent at September 30, 2011.

Losses incurred, which does not include any estimated loss related to a resolution of the Freddie Mac dispute, in the third quarter were $490.1 million up from $462.7 million reported for the same period last year primarily due to an increase in the claim rate. Net underwriting and other expenses were $50.7 million in the third quarter as compared to $52.5 million reported for the same period last year.

Conference Call and Webcast Details

MGIC Investment Corporation will hold a conference call today, November 9, 2012, at 10 a.m. ET to allow securities analysts and shareholders the opportunity to hear management discuss the company’s quarterly results. The conference call number is 1-866-847-7859. The call is being webcast and can be accessed at the company’s website at http://mtg.mgic.com/. The webcast is also being distributed over CCBN’s Investor Distribution Network to both institutional and individual investors.  Investors can listen to the call through CCBN’s individual investor center at http://www.companyboardroom.com/ or by visiting any of the investor sites in CCBN’s Individual Investor Network. The webcast will be available for replay on the company’s website through December 9, 2012 under Investor Information.

About MGIC

MGIC (www.mgic.com), the principal subsidiary of MGIC Investment Corporation, is the nation’s largest private mortgage insurer as measured by $164.9 billion primary insurance in force covering 1.0 million mortgages as of September 30, 2012. MGIC serves lenders throughout the United States, Puerto Rico, and other locations helping families achieve homeownership sooner by making affordable low-down-payment mortgages a reality.

This press release, which includes certain additional statistical and other information, including non-GAAP financial information and a supplement that contains various portfolio statistics are both available on the Company’s website at http://mtg.mgic.com/ under Investor Information,  Press Releases or Presentations/Webcasts.

From time to time MGIC Investment Corporation releases important information via postings on its corporate website without making any other disclosure and intends to continue to do so in the future. Investors and other interested parties are encouraged to enroll to receive automatic email alerts and Really Simple Syndication (RSS) feeds regarding new postings.  Enrollment information can be found at http://mtg.mgic.com under Investor Information.

MGIC INVESTMENT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
		(Unaudited)
		(In thousands, except per share data)

Net premiums written	$263,505	$255,745	$757,096	$800,607

Net premiums earned	$266,432	$275,094	$771,465	$848,094
Investment income	30,394	48,898	99,980	160,931
Realized gains, net	6,184	11,405	110,356	38,900
Total other-than-temporary impairment losses	—	(253)	(339)	(253)
Portion of loss recognized in other comprehensive
income (loss), before taxes	—	—	—	—

Net impairment losses recognized in earnings	—	(253)	(339)	(253)
Other revenue	3,209	2,025	25,530	9,617

Total revenues	306,219	337,169	1,006,992	1,057,289
Losses and expenses:
Losses incurred	490,121	462,654	1,378,617	1,232,637
Change in premium deficiency reserve	(9,144)	(12,388)	(50,685)	(32,441)
Underwriting and other expenses, net	50,678	52,477	149,931	164,070
Interest expense	24,478	25,761	74,017	78,129

Total losses and expenses	556,133	528,504	1,551,880	1,442,395

Loss before tax	(249,914)	(191,335)	(544,888)	(385,106)
Benefit from income taxes	(2,972)	(26,130)	(4,500)	(34,508)

Net Loss	$(246,942)	$(165,205)	$(540,388)	$(350,598)

Diluted weighted average common shares
outstanding	202,014	201,109	201,851	200,983

Diluted loss per share	$(1.22)	$(0.82)	$(2.68)	$(1.74)

NOTE: See “Certain Non-GAAP Financial Measures” for diluted earnings per share contribution from realized gains and losses.

MGIC INVESTMENT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET AS OF

	September 30,	December 31,	September 30,
	2012	2011	2011
		(Unaudited)
	(In thousands, except per share data)
ASSETS

Investments (1)	$4,926,764	$5,823,647	$6,458,220
Cash and cash equivalents	730,404	995,799	866,614
Reinsurance recoverable on loss reserves (2)	117,859	154,607	166,874
Prepaid reinsurance premiums	1,174	1,617	1,782
Home office and equipment, net	26,891	28,145	28,527
Deferred insurance policy acquisition costs	10,451	7,505	7,696
Other assets	195,347	204,910	217,590

	$6,008,890	$7,216,230	$7,747,303

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Loss reserves (2)	$4,004,001	$4,557,512	$4,791,560
Unearned premiums	140,137	154,866	166,703
Premium deficiency reserve	84,132	134,817	146,525
Senior notes	99,891	170,515	244,259
Convertible senior notes	345,000	345,000	345,000
Convertible junior debentures	370,164	344,422	336,694
Other liabilities	297,589	312,283	327,737

Total liabilities	5,340,914	6,019,415	6,358,478
Shareholders’ equity	667,976	1,196,815	1,388,825

	$6,008,890	$7,216,230	$7,747,303

Book value per share (3)	$3.31	$5.95	$6.90

(1) Investments include net unrealized gains on securities	130,330	120,087	199,779
(2) Loss reserves, net of reinsurance recoverable on loss reserves	3,886,142	4,402,905	4,624,686
(3) Shares outstanding	202,032	201,172	201,172

CERTAIN NON-GAAP FINANCIAL MEASURES

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
		(Unaudited)
		(In thousands, except per share data)
Diluted earnings per share contribution from realized gains (losses):
Realized gains and impairment losses	$6,184	$11,152	$110,017	$38,647
Income taxes at 35% (1)	—	—	—	—

After tax realized gains	6,184	11,152	110,017	38,647
Weighted average shares	202,014	201,109	201,851	200,983

Diluted EPS contribution from realized gains and
impairment losses	$0.03	$0.06	$0.55	$0.19

(1)	Due to the establishment of a valuation allowance, income taxes provided are not currently affected by realized gains or losses. Management believes the diluted earnings per share contribution from realized gains or losses provides useful information to investors because it shows the after-tax effect of these items, which can be discretionary.

Additional Information

	Q2 2011		Q3 2011		Q4 2011		Q1 2012		Q2 2012		Q3 2012
New primary insurance written (NIW) (billions)	$3.1		$3.9		$4.2		$4.2		$5.9		$7.0

New primary risk written (billions)	$0.8		$1.0		$1.0		$1.0		$1.5		$1.8

Product mix as a % of primary flow NIW
>95% LTVs	2%		2%		2%		2%		3%		3%
ARMs	1%		1%		1%		1%		1%		1%
Refinances	16%		20%		39%		42%		32%		32%

Primary Insurance In Force (IIF) (billions) (1)	$182.4		$179.0		$172.9		$169.0		$166.7		$164.9
Flow	$160.9		$158.3		$153.5		$150.3		$148.6		$147.5
Bulk	$21.5		$20.7		$19.4		$18.7		$18.1		$17.4

Prime (620 & >)	$153.3		$150.9		$146.3		$143.5		$142.3		$141.7
A minus (575 - 619)	$10.4		$10.1		$9.7		$9.3		$8.9		$8.5
Sub-Prime (< 575)	$2.7		$2.7		$2.6		$2.5		$2.4		$2.3
Reduced Doc (All FICOs)	$16.0		$15.3		$14.3		$13.7		$13.1		$12.4

Annual Persistency	83.3%		83.7%		82.9%		82.2%		81.4%		80.2%

Primary Risk In Force (RIF) (billions) (1)	$46.8		$46.0		$44.5		$43.5		$42.9		$42.5
Prime (620 & >)	$38.9		$38.3		$37.2		$36.5		$36.2		$36.1
A minus (575 - 619)	$2.8		$2.7		$2.6		$2.6		$2.4		$2.3
Sub-Prime (< 575)	$0.8		$0.8		$0.8		$0.7		$0.7		$0.7
Reduced Doc (All FICOs)	$4.3		$4.2		$3.9		$3.7		$3.6		$3.4

RIF by FICO
FICO 620 & >	91.5%		91.5%		91.5%		91.7%		91.9%		92.1%
FICO 575 - 619	6.6%		6.6%		6.6%		6.4%		6.3%		6.1%
FICO < 575	1.9%		1.9%		1.9%		1.9%		1.8%		1.8%

Average Coverage Ratio (RIF/IIF) (1)
Total	25.6%		25.7%		25.7%		25.7%		25.8%		25.8%
Prime (620 & >)	25.3%		25.4%		25.4%		25.4%		25.5%		25.5%
A minus (575 - 619)	27.1%		27.2%		27.3%		27.3%		27.4%		27.4%
Sub-Prime (< 575)	28.8%		28.8%		28.9%		28.9%		28.9%		29.0%
Reduced Doc (All FICOs)	27.1%		27.3%		27.2%		27.3%		27.2%		27.2%

Average Loan Size (thousands) (1)
Total IIF	$156.22		$156.79		$158.59		$158.89		$159.59		$160.70
Flow	$155.13		$155.72		$157.87		$158.28		$159.20		$160.62
Bulk	$164.89		$165.42		$164.55		$163.99		$162.80		$161.38

Prime (620 & >)	$156.03		$156.55		$158.87		$159.29		$160.26		$161.69
A minus (575 - 619)	$129.57		$130.60		$130.70		$130.37		$129.86		$129.43
Sub-Prime (< 575)	$116.73		$120.73		$121.13		$120.98		$120.65		$120.01
Reduced Doc (All FICOs)	$195.71		$196.26		$194.06		$193.54		$192.23		$191.18

Primary IIF — # of loans (1)	1,167,476		1,141,442		1,090,086		1,063,797		1,044,342		1,026,200
Prime (620 & >)	982,658		964,011		921,112		901,300		887,967		875,953
A minus (575 - 619)	80,231		77,548		74,036		71,250		68,538		65,878
Sub-Prime (< 575)	22,958		22,252		21,391		20,633		20,003		19,371
Reduced Doc (All FICOs)	81,629		77,631		73,547		70,614		67,834		64,998

	Q2 2011		Q3 2011		Q4 2011		Q1 2012		Q2 2012		Q3 2012

Primary IIF — Delinquent Roll Forward — # of Loans
Beginning Delinquent Inventory	195,885		184,452		180,894		175,639		160,473		153,990
Plus: New Notices	39,972		44,342		41,796		34,781		32,241		34,432
Less: Cures	(35,832)		(34,335)		(33,837)		(37,144)		(26,368)		(27,384)
Less: Paids (including those charged to a deductible or captive)	(13,553)		(12,033)		(12,086)		(11,909)		(11,738)		(11,344)
Less: Rescissions and denials (6)	(2,020)		(1,532)		(1,128)		(894)		(618)		(809)
Ending Delinquent Inventory	184,452		180,894		175,639		160,473		153,990		148,885

Primary claim received inventory included in ending delinquent inventory (6)	14,504		13,799		12,610		12,758		13,421		12,508

Composition of Cures
Reported delinquent and cured intraquarter	8,996		10,240		9,333		11,353		7,104		8,097

Number of payments delinquent prior to cure
3 payments or less	14,457		12,663		13,883		16,523		11,875		10,593
4-11 payments	7,952		6,840		6,298		6,277		5,349		5,433
12 payments or more	4,427		4,592		4,323		2,991		2,040		3,261
Total Cures in Quarter	35,832		34,335		33,837		37,144		26,368		27,384

Composition of Paids
Number of payments delinquent at time of claim payment
3 payments or less	26		55		38		44		50		71
4-11 payments	1,848		1,317		1,600		1,776		1,840		1,771
12 payments or more	11,679		10,661		10,448		10,089		9,848		9,502
Total Paids in Quarter	13,553		12,033		12,086		11,909		11,738		11,344

Aging of Primary Delinquent Inventory
Consecutive months in default
3 months or less	30,107	16%	33,167	18%	31,456	18%	22,516	14%	24,488	16%	25,593	17%
4-11 months	48,148	26%	45,110	25%	46,352	26%	45,552	28%	38,400	25%	35,029	24%
12 months or more	106,197	58%	102,617	57%	97,831	56%	92,405	58%	91,102	59%	88,263	59%

Number of payments delinquent
3 payments or less	40,968	22%	43,312	24%	42,804	24%	33,579	21%	33,677	22%	35,130	24%
4-11 payments	51,523	28%	47,929	26%	47,864	27%	45,539	28%	39,744	26%	36,359	24%
12 payments or more	91,961	50%	89,653	50%	84,971	49%	81,355	51%	80,569	52%	77,396	52%

Primary IIF — # of Delinquent Loans (1)	184,452		180,894		175,639		160,473		153,990		148,885
Flow	139,032		137,084		134,101		121,959		116,798		113,339
Bulk	45,420		43,810		41,538		38,514		37,192		35,546

Prime (620 & >)	115,980		114,828		112,403		102,884		98,447		95,517
A minus (575 - 619)	26,878		26,600		25,989		23,002		22,428		21,865
Sub-Prime (< 575)	9,725		9,562		9,326		8,434		8,175		7,999
Reduced Doc (All FICOs)	31,869		29,904		27,921		26,153		24,940		23,504

Primary IIF Delinquency Rates (1)	15.80%		15.85%		16.11%		15.09%		14.75%		14.51%
Flow	13.40%		13.49%		13.79%		12.84%		12.51%		12.34%
Bulk	34.91%		35.02%		35.33%		33.82%		33.50%		32.97%

Prime (620 & >)	11.80%		11.91%		12.20%		11.42%		11.09%		10.90%
A minus (575 - 619)	33.50%		34.30%		35.10%		32.28%		32.72%		33.19%
Sub-Prime (< 575)	42.36%		42.97%		43.60%		40.88%		40.87%		41.29%
Reduced Doc (All FICOs)	39.04%		38.52%		37.96%		37.04%		36.77%		36.16%

	Q2 2011		Q3 2011		Q4 2011		Q1 2012		Q2 2012		Q3 2012

Reserves
Primary
Direct Loss Reserves (millions)	$4,504		$4,403		$4,249		$3,985		$3,934		$3,855
Average Direct Reserve Per Default	$24,416		$24,342		$24,193		$24,835		$25,547		$25,890
Pool
Direct Loss Reserves (millions)	$570		$379		$299		$216		$168		$144
Ending Delinquent Inventory	36,552		33,792		32,971		26,601		25,178		9,337	(7)
Pool claim received inventory included in ending delinquent inventory	1,836		1,345		1,398		893		1,154		255
Other Gross Reserves (millions) (5)	$9		$10		$10		$8		$7		$5

Net Paid Claims (millions) (1) (2)	$818		$751		$704		$673		$636		$587
Flow	$562		$475		$484		$459		$466		$430
Bulk	$115		$137		$135		$124		$113		$115
Pool — with aggregate loss limits	$167		$138		$90		$95		$64		$42
Pool — without aggregate loss limits	$3		$6		$4		$4		$6		$7
Reinsurance	$(44)		$(20)		$(28)		$(24)		$(25)		$(21)
Other (5)	$15		$15		$19		$15		$12		$14
Reinsurance terminations (2)	$(2)		$(36)		$—		$—		$—		$—

Prime (620 & >)	$472		$419		$430		$408		$402		$378
A minus (575 - 619)	$77		$68		$62		$64		$63		$57
Sub-Prime (< 575)	$20		$17		$14		$18		$18		$16
Reduced Doc (All FICOs)	$108		$108		$113		$93		$96		$94

Primary Average Claim Payment (thousands) (1)	$49.9		$50.9		$51.1		$48.9		$49.3		$48.0
Flow	$47.9		$48.0		$48.3		$46.2		$46.8		$44.8
Bulk	$62.3		$64.2		$64.5		$62.6		$63.2		$65.4

Prime (620 & >)	$48.3		$49.5		$49.6		$47.4		$47.6		$45.9
A minus (575 - 619)	$46.0		$46.1		$44.3		$44.5		$44.6		$42.5
Sub-Prime (< 575)	$46.7		$43.9		$40.7		$44.9		$44.4		$46.2
Reduced Doc (All FICOs)	$63.0		$63.9		$66.8		$62.6		$64.3		$65.6

Risk sharing Arrangements — Flow Only
% insurance inforce subject to risk sharing	16.8%		14.4%		13.8%		13.1%		12.7%		12.2%
% Quarterly NIW subject to risk sharing	4.8%		5.6%		5.3%		5.4%		5.6%		5.6%
Premium ceded (millions)	$13.3		$11.4		$9.9		$9.2		$8.7		$8.2
Captive trust fund assets (millions) (2)	$451		$392		$386		$371		$360		$350

Captive Reinsurance Ceded Losses Incurred — Flow Only (millions)	$12.9		$17.4		$15.5		$13.5		$12.2		$12.2
Active excess of Loss
Book Year
2005	$2.3		$4.4		$3.5		$2.5		$3.2		$2.2
2006	$0.7		$1.6		$1.5		$1.5		$0.8		$0.5
2007	$0.7		$0.9		$0.8		$0.6		$0.8		$0.2
2008	$2.2		$2.3		$1.8		$1.9		$1.5		$0.3
Active quota Share
Book Year
2005	$1.3		$1.0		$1.4		$1.1		$1.2		$1.6
2006	$1.4		$1.2		$1.5		$1.2		$1.0		$1.5
2007	$2.5		$4.2		$4.3		$3.7		$3.4		$5.2
2008	$1.5		$1.1		$0.6		$0.9		$0.3		$0.6
2009	$—		$—		$0.1		$0.1		$—		$—
2010	$—		$—		$—		$—		$—		$0.1
Terminated agreements	$0.3		$0.7		$—		$—		$—		$—

	Q2 2011		Q3 2011		Q4 2011		Q1 2012		Q2 2012		Q3 2012

Direct Pool RIF (millions)
With aggregate loss limits	$905		$770		$674		$569		$508		$469
Without aggregate loss limits	$1,324		$1,260		$1,177		$1,092		$1,024		$945

Mortgage Guaranty Insurance Corporation — Risk to Capital	20.4:1		22.2:1		20.3:1		20.3:1		27.8:1		31.5:1	(3)
Combined Insurance Companies — Risk to Capital	23.4:1		24.0:1		22.2:1		22.2:1		30.0:1		34.1:1	(3)

GAAP loss ratio (insurance operations only) (4)	161.6%		168.2%		174.8%		128.5%		227.3%		184.0%
GAAP underwriting expense ratio (insurance operations only)	16.5%		16.4%		14.9%		16.7%		16.6%		13.6%

Note: The FICO credit score for a loan with multiple borrowers is the lowest of the borrowers’ “decision FICO scores.” A borrower’s “decision FICO score” is determined as follows: if there are three FICO scores available, the middle FICO score is used; if two FICO scores are available, the lower of the two is used; if only one FICO score is available, it is used.

Note: The results of our operations in Australia are included in the financial statements in this document but the additional information in this document does not include our Australian operations, unless otherwise noted, which are immaterial.

(1)	In accordance with industry practice, loans approved by GSE and other automated underwriting (AU) systems under “doc waiver” programs that do not require verification of borrower income are classified by MGIC as “full doc.” Based in part on information provided by the GSEs, MGIC estimates full doc loans of this type were approximately 4% of 2007 NIW. Information for other periods is not available. MGIC understands these AU systems grant such doc waivers for loans they judge to have higher credit quality. MGIC also understands that the GSEs terminated their “doc waiver” programs in the second half of 2008. Reduced documentation loans only appear in the reduced documentation category and do not appear in any of the other categories.

(2)	Net paid claims, as presented, does not include amounts received in conjunction with termination of reinsurance agreements. In a termination, the agreement is cancelled, with no future premium ceded and funds for any incurred but unpaid losses transferred to us. The transferred funds result in an increase in the investment portfolio (including cash and cash equivalents) and there is a corresponding decrease in reinsurance recoverable on loss reserves. This results in an increase in net loss reserves, which is offset by a decrease in net losses paid.

(3)	Preliminary

(4)	As calculated, does not reflect any effects due to premium deficiency.

(5)	Includes Australian operations

(6)	Refer to our risk factor titled “Our losses could increase if rescission rates decrease faster than we are projecting, we do not prevail in proceedings challenging whether our rescissions were proper or we enter into material resolution arrangements” in our Form 10-Q filed with the Securities and Exchange Commission on November 9, 2012 for information about our suspension of certain rescissions and the number of rescissions suspended as of September 30, 2012.

(7)	During the third quarter of 2012, approximately 15,600 pool notices were removed from the pool notice inventory due to the exhaustion of the aggregate loss on a pool policy we have with Freddie Mac. See our risk factor titled “We are defendants in private and government litigation and are subject to the risk of additional private litigation, government litigation and regulatory proceedings in the future” in our Form 10-Q filed with the Securities and Exchange Commission on November 9, 2012 for a discussion of our interpretation of the appropriate aggregate loss.